SEMI-ANNUAL REPORT

President's Message

Dear Investor:

I am pleased to present the Semi-Annual Report for Federated U.S. Government Bond Fund. The Report covers the six-month reporting period ended February 28, 1999 and includes an investment review by the portfolio manager, a complete list of holdings, and the financial statements.

At the end of the reporting period, U.S. Treasury notes and bonds comprised 77.8% of the fund's portfolio. The remaining holdings consisted of Federal Home Loan bank securities and a repurchase agreement backed by U.S.
Treasury obligations.

Over the six-month reporting period, the fund paid dividends totaling $0.26 per share and capital gains totaling $0.23 per share. Due to a decline in the prices of U.S. Treasuries during the reporting period, the fund produced a slightly negative total return of (0.71%) 1 for the reporting period. On February 28, 1999, total assets reached $134.4 million.

Thank you for your participation in this quality approach to investment income. We welcome your questions and comments.

Sincerely,

[Graphic]

Glen R. Johnson
President
April 15, 1999

1 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Review

Federated U.S. Government Bond Fund (FUSGBF) invests in U.S. government securities which include U.S. Treasury and agency obligations. By investment policy, the fund has been managed within an average duration range of 6 to 10 years.

U.S. Treasury yields significantly declined during the first half of the fund's semi-annual reporting period as the global economic and financial crisis worsened and U.S. equity markets declined. The Russian default and devaluation in mid-August set off a dramatic change in market sentiment toward the avoidance of credit risk. As a result, the highest quality, most liquid securities outperformed all others with on-the-run (most recently auctioned) Treasury securities outperforming off-the-run Treasury securities to a significant extent. Treasury yields moved sharply lower and long-term Treasury bond yields fell to their lowest levels in three decades. The 30-year Treasury bond yield dropped from 5.26% at the end of August 1998 to 4.72% in early October. The fund took advantage of dramatically wider agency and off-the-run Treasury yield spreads by increasing exposure to those sectors versus on-the-run Treasuries. The Federal Reserve Board's (the "Fed") monetary policy bias quickly shifted from tightening in July to neutral in August to easing in September in response to disrupted financial markets. The federal funds target rate was lowered three times from 5.50% to 4.75% by mid-November. The Fed's responsiveness in providing liquidity calmed the financial markets and reduced the demand for Treasuries as a safe haven.

After hitting a low in early October, Treasury yields began to rise into the second half of the fund's reporting period. February 1999 was an especially ugly month as the Treasury market posted its worst monthly performance since December 1981. Stronger than expected economic data, higher Japanese bond yields, new Treasury supply through the quarterly refunding, and Fed Chairman Greenspan's semi-annual Humphrey Hawkins testimony all fueled the bearish bond market sentiment. Market expectations shifted dramatically from pricing in further Fed easing during the fourth quarter of 1998 to pricing in the possibility of a Fed tightening. For the first time since summer 1998, yields along the entire 2- to 30-year Treasury curve rose above 5.00%, reversing the flight to quality gains caused by the global financial crisis. The 30-year Treasury bond yield ended the fund's reporting period at 5.58%.

The fund's average duration was shortened below its midpoint when yields fell in early October and ended the reporting period at 8.20 years. Although the U.S. economy entered 1999 with considerable momentum, inflation remains subdued and Fed monetary policy is expected to remain unchanged in the near term. The fund's net total return for the six months ended February 28, 1999 was (0.71%) 1 compared to (0.14%) for the Merrill Lynch 10-Year Treasury Index and (3.49%) for the Merrill Lynch 30-Year Treasury Index.2

1 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The Merrill Lynch 10-Year Treasury Index is an unmanaged index which tracks the current 10-year Treasury Note. The Merrill Lynch 30-Year Treasury Index is an unmanaged index which tracks the current 30-year Treasury Bond. These indices are produced by Merrill Lynch, Pierce, Fenner, & Smith, Inc. Investments cannot be made in an index.

Effective April 1, 1999 the Merrill Lynch 10+ Year Treasury Index 3 (with a current duration of just under 11 years) will serve as the fund's new benchmark, allowing for more complete coverage of the long-term government yield curve. The average duration of the fund will be managed within 20% of the fund's new benchmark. As a result, it is likely that the fund will have a longer average duration than it has maintained historically. Duration measures the price sensitivity of a fixed income security to changes in interest rates. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Although a longer average duration increases the interest rate risk of the fund, the total return potential of the fund may also increase.

3 The Merrill Lynch 10+ Year Treasury Index is an unmanaged index which includes U.S. Treasury securities with maturities of greater than 10 years. The index is produced by Merrill Lynch, Pierce, Fenner, & Smith, Inc.
Investments cannot be made in an index.

Portfolio of Investments

FEBRUARY 28, 1999 (UNAUDITED)


PRINCIPAL
AMOUNT                                                                                 VALUE
                 U.S. GOVERNMENT OBLIGATIONS-91.9%
                 U.S. TREASURY NOTES AND BONDS-77.8%
  $  3,000,000   11.125%, 8/15/2003                                              $   3,678,300
     2,000,000   4.750%, 2/15/2004                                                   1,960,940
     1,750,000   12.375%, 5/15/2004                                                  2,297,033
     2,250,000   7.875%, 11/15/2004                                                  2,524,140
     2,000,000   7.500%, 2/15/2005                                                   2,213,640
     4,700,000   12.000%, 5/15/2005                                                  6,309,092
     1,500,000   6.500%, 8/15/2005                                                   1,588,485
     3,000,000   5.875%, 11/15/2005                                                  3,077,520
    10,810,000   6.500%, 10/15/2006                                                 11,523,892
     3,500,000   6.625%, 5/15/2007                                                   3,774,190
     3,000,000   6.125%, 8/15/2007                                                   3,140,040
     3,500,000   5.625%, 5/15/2008                                                   3,569,825
     2,300,000   12.000%, 8/15/2013                                                  3,357,770
     2,000,000   13.250%, 5/15/2014                                                  3,164,000
     1,792,000   11.250%, 2/15/2015                                                  2,805,609
     1,500,000   7.250%, 5/15/2016                                                   1,730,595
     5,300,000   8.875%, 8/15/2017                                                   7,114,296
     5,000,000   8.125%, 8/15/2019                                                   6,353,150
     7,000,000   8.750%, 8/15/2020                                                   9,475,200
     6,700,000   8.000%, 11/15/2021                                                  8,500,960
     2,500,000   7.250%, 8/15/2022                                                   2,945,625
     3,350,000   6.750%, 8/15/2026                                                   3,788,783
     3,875,000   6.375%, 8/15/2027                                                   4,195,695
     3,000,000   6.125%, 11/15/2027                                                  3,149,850
     2,400,000   5.250%, 2/15/2029                                                   2,292,192
                 TOTAL                                                             104,530,822
PRINCIPAL
AMOUNT                                                                                VALUE
                 U.S. GOVERNMENT OBLIGATIONS-continued
                 FEDERAL HOME LOAN BANKS-14.1%
 $   1,000,000   6.160%, 10/17/2002                                             $    1,022,710
     2,000,000   7.590%, 3/10/2005                                                   2,180,840
     1,250,000   6.900%, 2/7/2007                                                    1,327,000
     2,000,000   5.905%, 3/27/2008                                                   1,995,680
     5,500,000   5.925%, 4/9/2008                                                    5,495,600
     3,900,000   6.185%, 5/6/2008                                                    3,967,704
     3,000,000   5.800%, 9/2/2008                                                    2,983,650
                 TOTAL                                                              18,973,184
                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                 (IDENTIFIED COST $119,804,104)                                    123,504,006
                 REPURCHASE AGREEMENT-0.1% 1
       165,000   Societe Generale, New York, 4.750%, dated
                 2/26/1999, due 3/1/1999 (at amortized cost)                           165,000
                 TOTAL INVESTMENTS (IDENTIFIED COST $119,969,104) 2              $ 123,669,006


1 The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint accounts with other Federated funds.

2 The cost of investments for federal tax purposes amounts to $119,969,104. The net unrealized appreciation of investments on a federal tax basis amounts to $3,699,902 which is comprised of $5,010,153 appreciation and $1,310,251 depreciation at February 28, 1999.

Note: The categories of investments are shown as a percentage of net assets ($134,391,163) at February 28, 1999.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

FEBRUARY 28, 1999 (UNAUDITED)

ASSETS:
Total investments in securities, at value
(identified and tax cost $119,969,104)                            $ 123,669,006
Cash                                                                     31,365
Income receivable                                                     1,625,242
Receivable for shares sold                                            9,595,370
TOTAL ASSETS                                                        134,920,983
LIABILITIES:
Payable for shares redeemed                       $  43,788
Income distribution payable                         486,032
TOTAL LIABILITIES                                                       529,820
Net assets for 12,864,199 shares outstanding                      $ 134,391,163
NET ASSETS CONSIST OF:
Paid in capital                                                   $ 130,234,913
Net unrealized appreciation of investments                            3,699,902
Accumulated net realized gain on investments                            451,052
Undistributed net investment income                                       5,296
TOTAL NET ASSETS                                                  $ 134,391,163
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PROCEEDS PER SHARE:
$134,391,163 / 12,864,199 shares outstanding                             $10.45

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)

INVESTMENT INCOME:
Interest                                                                        $  3,488,127
EXPENSES:
Investment advisory fee                                          $  372,695
Administrative personnel
and services fee                                                     61,987
Custodian fees                                                        3,727
Transfer and dividend disbursing
agent fees and expenses                                              26,585
Directors'/Trustees' fees                                             5,792
Auditing fees                                                         6,878
Legal fees                                                            2,172
Portfolio accounting fees                                            25,095
Shareholder services fee                                            155,290
Share registration costs                                             14,661
Printing and postage                                                  6,516
Insurance premiums                                                    1,448
Miscellaneous                                                         3,983
TOTAL EXPENSES                                                      686,829
WAIVERS:
Waiver of investment advisory fee                  $  (31,879)
Waiver of shareholder services fee                   (124,232)
TOTAL WAIVERS                                                      (156,111)
Net expenses                                                                       530,718
Net investment income                                                            2,957,409
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                                                 2,057,836
Net change in unrealized appreciation
(depreciation) of investments                                                   (5,897,240)
Net realized and unrealized loss on investments                                 (3,839,404)
Change in net assets resulting from operations                                $   (881,995)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


                                       SIX MONTHS
                                            ENDED                YEAR
                                      (unaudited)               ENDED
                                     FEBRUARY 28,          AUGUST 31,
                                             1999                1998
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income               $   2,957,409       $   4,646,243
Net realized gain on investments
($2,057,836 and $1,101,995,
respectively, as computed
for federal tax purposes)               2,057,836           1,097,066
Net change in unrealized
appreciation/depreciation              (5,897,240)          7,077,402
CHANGE IN NET ASSETS RESULTING
FROM OPERATIONS                          (881,995)         12,820,711
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net
investment income                      (2,957,409)         (4,648,738)
Distributions from net
realized gains                         (2,523,976)         (2,169,264)
CHANGE IN NET ASSETS RESULTING
FROM DISTRIBUTIONS TO SHAREHOLDERS     (5,481,385)         (6,818,002)
SHARE TRANSACTIONS:
Proceeds from sale of shares           89,242,543          96,031,789
Net asset value of shares issued
to shareholders in payment of
distributions declared                  3,120,329           3,599,762
Cost of shares redeemed               (68,312,374)        (57,571,361)
CHANGE IN NET ASSETS RESULTING
FROM SHARE TRANSACTIONS                24,050,498          42,060,190
Change in net assets                   17,687,118          48,062,899
NET ASSETS:
Beginning of period                   116,704,045          68,641,146
End of period                       $ 134,391,163       $ 116,704,045

See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                             SIX  MONTHS
                                   ENDED
                              (unaudited)
                             FEBRUARY 28,                    YEAR ENDED AUGUST 31,
                                     1999           1998        1997        1996         1995         1994
NET ASSET VALUE,
BEGINNING OF PERIOD                $11.00         $10.30     $  9.94      $10.45      $  9.72       $11.04
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                0.26           0.56        0.60        0.60         0.60         0.54
Net realized and
unrealized gain (loss)
on investments                      (0.32)          1.01        0.48       (0.43)        0.73        (1.09)
TOTAL FROM
INVESTMENT OPERATIONS               (0.06)          1.57        1.08        0.17         1.33        (0.55)
LESS DISTRIBUTIONS:
Distributions from net
investment income                   (0.26)         (0.56)      (0.60)      (0.60)       (0.60)       (0.54)
Distributions from net
realized gain on
investments                         (0.23)         (0.31)      (0.12)      (0.08)          -         (0.23)
TOTAL DISTRIBUTIONS                 (0.49)         (0.87)      (0.72)      (0.68)       (0.60)       (0.77)
NET ASSET VALUE,
END OF PERIOD                      $10.45         $11.00      $10.30     $  9.94       $10.45      $  9.72
TOTAL RETURN 1                      (0.71%)        15.94%      11.13%       1.37%       14.34%       (5.23%)

RATIOS TO AVERAGE
NET ASSETS:
Expenses                             0.85% 2        0.85%       0.85%       0.85%        0.85%        0.83%
Net investment income                4.76% 2        5.29%       5.85%       5.71%        6.10%        5.25%
Expense waiver/
reimbursement 3                      0.25% 2        0.33%       0.36%       0.31%        0.22%        0.17%
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                    $134,391       $116,704     $68,641     $84,806     $124,696     $138,016
Portfolio turnover                     11%            67%         90%         53%          37%          22%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

FEBRUARY 28, 1999 (UNAUDITED)

ORGANIZATION

Federated U.S. Government Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The investment objective of the Fund is to pursue total return.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities, are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short- term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                  SIX MONTHS           YEAR
                                       ENDED          ENDED
                                 FEBRUARY 28,     AUGUST 31,
                                        1999           1998

Shares sold                        8,161,063      9,041,298
Shares issued to shareholders
in payment of distributions
declared                             281,862        339,760
Shares redeemed                   (6,189,261)    (5,436,280)
NET CHANGE RESULTING
FROM SHARE TRANSACTIONS            2,253,664      3,944,778

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended February 28, 1999, were as follows:

Purchases $ 18,284,836
Sales     $ 12,604,176

YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

SUBSEQUENT EVENT

The Fund's Investment Adviser is Federated Investment Management Company ("Adviser"). Effective March 31, 1999, Federated Management, Adviser to the Fund, merged into Federated Investment Management Company (formerly, Federated Advisers).

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

WILLIAM J. COPELAND

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE
Chairman

GLEN R. JOHNSON
President

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President, Treasurer and Secretary

RICHARD B. FISHER
Vice President

KAREN M. BROWNLEE
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated
World-Class Investment Manager
SEMI-ANNUAL REPORT

Federated U.S. Government Bond Fund

SEMI-ANNUAL REPORT

TO SHAREHOLDERS

FEBRUARY 28, 1999

[Graphic]
Federated
Federated U.S. Government Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM
Federated Securities Corp., Distributor

Cusip 314284100
8040402 (4/99)

 [Graphic]